EXHIBIT 10.7(b)
                                                                  EXECUTION COPY

                  AMENDMENT dated as of October 23, 1998, to the Credit
            Agreement dated as of September 18, 1997, as amended (the "Credit Agreement"), among FOOTSTAR, INC. (the "Company"), the BANKS party thereto, THE BANK OF NEW YORK, as Issuing Bank, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and Swingline Lender. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

      A. The Company, the Banks and the Agent have heretofore entered into the Credit Agreement and the Amendment thereto dated as of April 30, 1998.

      B. The Company wishes, and the undersigned Banks and the Agent are willing, upon the terms and subject to the conditions set forth herein, to amend Sections 5.15 and 5.16 of the Credit Agreement as set forth herein.

      Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the Company, the Banks and the Agent hereby agree as follows:

      SECTION 1. Amendments of the Credit Agreement. (a) Section 5.15 of the Credit Agreement is hereby amended as of the Amendment Effective Date (as defined below) by replacing the amount "$135,000,000" in clause (d) thereof with the amount "$205,000,000".

      (b) Section 5.16 of the Credit Agreement is hereby amended as of the Amendment Effective Date by inserting, following clause (f) thereof, the following sentence:

      Notwithstanding the foregoing, Footstar Corporation may incur Debt in excess of that which is otherwise permitted by this Section 5.16; provided that at any time that Footstar Corporation has outstanding Debt in excess of that which is otherwise permitted by this Section 5.16, then any and all Loans outstanding hereunder must be Loans made by the Banks to Footstar Corporation, in its capacity as a Borrower, and any and all Letters of Credit outstanding hereunder must be Letters of Credit issued for the account of Footstar Corporation, in its capacity as a Borrower.


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      SECTION 2. Representations and Warranties. The Company hereby represents and warrants on and as of the Amendment Effective Date that (i) the representations and warranties of the Company contained in the Credit Agreement and the other Loan Documents are true in all material respects and (ii) no Default has occurred and is continuing.

      SECTION 3. Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") of receipt by the Agent (or its counsel) of counterparts hereof signed by the Company and the Required Banks or, in the case of any such party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telecopy or other written confirmation from such party of execution of a counterpart hereof by such party.

      SECTION 4. Expenses. The Company shall pay all reasonable out-of-pocket expenses of the Agent, including the reasonable fees and disbursements of Cravath, Swaine & Moore, special counsel for the Agent, in connection with the preparation of this Amendment.

      SECTION 5. New York Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      SECTION 7. Headings. The headings of this Amendment are for convenience of reference only and are not part of this Amendment and are not to be taken into consideration in interpreting this Amendment.


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      SECTION 8. Effect of Amendment. Unless and until this Amendment becomes effective, the Credit Agreement shall continue in effect on the terms thereof in effect on the date hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                             FOOTSTAR, INC.,

                                               by /s/ MARC A. COMITO
                                                  ------------------------------
                                                  Name: Marc A. Comito
                                                  Title: Assistant Treasurer

                                             MORGAN GUARANTY TRUST COMPANY
                                             OF NEW YORK, individually and as
                                             Administrative Agent and
                                             Swingline Lender,

                                               by /s/ ROBERT BOTTAMEDI
                                                  ------------------------------
                                                  Name: Robert Bottamedi
                                                  Title: Vice President

                                             THE BANK OF NEW YORK,
                                             individually and as Issuing
                                             Bank,

                                               by /s/ HOWARD F. BASCOM, JR.
                                                  ------------------------------
                                                  Name: Howard F. Bascom, Jr.
                                                  Title: Vice President

                                             THE ASAHI BANK, LTD.,

                                               by /s/ TATSUO KASE
                                                  ------------------------------
                                                  Name: Tatsuo Kase
                                                  Title: Senior Manager

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                                        BANK OF AMERICA NATIONAL TRUST & SAVINGS
                                        ASSOCIATION,

                                          by /s/ JODY A. PRITCHARD
                                             -----------------------------------
                                             Name: Jody A. Pritchard
                                             Title: Vice President

                                        BANKBOSTON, N.A.,

                                          by /s/ NANCY E. FULLER
                                             -----------------------------------
                                             Name: Nancy E. Fuller
                                             Title: Director

                                        CIBC, INC.,

                                          by /s/ KATHERINE BASS
                                             -----------------------------------
                                             Name: Katherine Bass
                                             Title: Executive Director

                                        CREDIT LYONNAIS NEW YORK BRANCH,

                                          by /s/ DEBORAH E. BRADLEY
                                             -----------------------------------
                                             Name: Deborah E. Bradley
                                             Title: First Vice President

                                        CREDIT SUISSE FIRST BOSTON,

                                          by /s/ CHRIS T. HORGAN
                                             -----------------------------------
                                             Name: Chris T. Horgan
                                             Title: Vice President

                                          by /s/ JOEL GLODOWSKI
                                             -----------------------------------
                                             Name:  Joel Glodowski
                                             Title: Managing Director


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                                             FLEET NATIONAL BANK,

                                               by /s/ THOMAS J. BULLARD
                                                  ------------------------------
                                                  Name: Thomas J. Bullard
                                                  Title: Vice President

                                             FIRST UNION BANK,

                                               by /s/ THOMAS MCDONNELL
                                                  ------------------------------
                                                  Name: Thomas McDonnell
                                                  Title: Vice President

                                             NATIONAL AUSTRALIA BANK LIMITED,

                                               by /s/ R. ADAMS PERRY III
                                                  ------------------------------
                                                  Name: R. Adams Perry III
                                                  Title: SVP & Head of Corporate
                                                         Banking & Finance

                                               by /s/ BILL SCHMID
                                                  ------------------------------
                                                  Name: Bill Schmid
                                                  Title: Relationship Manager

                                             PNC BANK, NATIONAL ASSOCIATION,

                                               by /s/ MICHAEL RICHARDS
                                                  ------------------------------
                                                  Name: Micheal Richards
                                                  Title: Vice President

                                             THE SAKURA BANK, LTD.,

                                               by /s/ YASUMASA KIKUCHI
                                                  ------------------------------
                                                  Name: Yasumasa Kikuchi
                                                  Title: Senior Vice President


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                                            STANDARD CHARTERED BANK,

                                              by /s/ PETER G.R. DODDS
                                                 ------------------------------
                                                 Name:  Peter G.R. Dodds
                                                 Title: Senior Vice President

                                              by /s/ JOHN BISCETTE
                                                 ------------------------------
                                                 Name:  John Biscette
                                                 Title: Assistant Vice President

                                            UNION BANK OF CALIFORNIA, N.A.,

                                              by /s/ TERRY ROCHA
                                                 ------------------------------
                                                 Name: Terry Rocha
                                                 Title: Vice President